UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2023

ATLAS LITHIUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-41552	39-2078861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rua Bahia, 2463, Suite 205

Belo Horizonte, MG 30160-012, Brazil

(Address of principal executive offices, including zip code)

(833) 661-7900

(Registrant’s telephone number, including area code)

Not applicable

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	ATLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Private Placement

On January 30, 2023, Atlas Lithium Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with two investors (the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors in a Regulation S private placement (the “Private Placement”) an aggregate of 640,000 restricted shares of the Company’s common stock (the “Shares”), par value $0.001 per share. The purchase price for the Shares was $6.25 per share, for total gross proceeds of $4,000,000. The Private Placement transaction closed on February 1, 2023. The Company currently intends to use the net proceeds from the Private Placement for general working capital purposes. The Investors have each made customary representations, warranties and covenants, including, among other things, that each of the Investors is a “non-U.S. Person” as defined in Regulation S, and that they were not solicited by means of generation solicitation.

In connection with the Shares issuance and the Company’s obligation to issue $750,000 worth of restricted shares of its common stock in connection with the acquisition of the Mineral Rights as disclosed in the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on January 25, 2023, the Company and EF Hutton, division of Benchmark Investments, LLC, as representative of the underwriters (the “Representative”) in the Company’s public offering which closed on January 12, 2023 (the “Uplisting”), agreed to enter into a waiver and consent agreement pursuant to which the Representative agreed to consent and waive certain rights under the terms of that certain Underwriting Agreement, dated January 9, 2023, by and between the Company and the Representative (the “Underwriting Agreement”), including with respect to certain lock-up provisions set forth in Section 3.18 of the Underwriting Agreement. The Company agreed to pay the Representative a one-time fee of $160,000 and $2,500 in attorney’s fees. A copy of the Underwriting Agreement entered into in connection with the Uplisting is filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 13, 2023.

The foregoing description is only a summary and is qualified in its entirety by reference to the Securities Purchase Agreement that is attached to this Form 8-K as an exhibit and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The Shares referred to herein in connection with the Private Placement will be issued without registration pursuant to an exemption afforded under Regulation S of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS LITHIUM CORPORATION

Dated: February 3, 2023	By:	/s/ Marc Fogassa
	Name:	Marc Fogassa
	Title:	Chief Executive Officer